UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 24, 2023

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HMST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Act or Rule 12b-2 of the Exchange Act.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

EXPLANATORY NOTE
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by HomeStreet, Inc. (the “Company”) on April 24, 2023 (the “Original 8-K”). The Original 8-K furnished an earnings release announcing the Company’s financial results for the first quarter ended March 31, 2023 (“Earnings Release”), which was attached as Exhibit 99.1 to the Original 8-K.

Item 2.02	Results of Operations and Financial Condition
On April 26, 2023 the Company amended the Earnings Release to update the Production Volume for Sale to the Secondary Market table disclosed on page 15 of the Earnings Release as follows:

Production Volumes for Sale to the Secondary Market

	Quarter Ended
(in thousands)	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022

Loan originations
Single family loans	$72,814	$51,647	$110,011	$172,947	$238,505
Commercial and industrial and CRE loans	6,150	20,864	15,332	51,584	12,312
Loans sold
Single family loans	63,473	51,427	131,228	187,623	323,070
Commercial and industrial and CRE loans (1)	8,750	16,228	29,965	50,292	49,137
Net gain on loan origination and sale activities
Single family loans	2,218	1,158	1,778	3,949	6,169
Commercial and industrial and CRE loans (1)	192	330	869	1,343	2,105
Total	$2,410	$1,488	$2,647	$5,292	$8,274
(1) May include loans originated as held for investment.

A copy of the updated Earnings Release, which reflects this change, is attached as Exhibit 99.1 and is incorporated herein by reference and supersedes the information previously provided in the Original 8-K and Earnings Release. Other than as described above, no other changes have been made to the Original 8-K or the Earnings Release.

The information provided in this Item 2.02, including Exhibit 99.1, is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 99.1	Earnings Release issued by HomeStreet, Inc. regarding its results of operations for the first quarter of 2023.
Exhibit 104	Cover Page Interactive Data File (embedded within with Inline XBRL)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2023

HomeStreet, Inc.

By:	/s/ John M. Michel
John M. Michel
Executive Vice President and Chief Financial Officer